Item 12(b).

          CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Issuer: T. Rowe Price Summit Municipal Income Fund


In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.




 Date:  December 17, 2004                     /s/ James S. Riepe
                                              ----------------------------------
                                              James S. Riepe
                                              Principal Executive Officer

 Date:  December 17, 2004                     /s/ Joseph A. Carrier
                                              ----------------------------------
                                              Joseph A. Carrier
                                              Principal Financial Officer